EXECUTION COPY

EXHIBIT (10.8)

     This is a SECOND AMENDMENT AGREEMENT, dated as of April 6, 2009 (this “Second Amendment”), under the Exchange Agreement, dated as of April 3, 2009 (the “Exchange Agreement”), as amended by the Amendment Agreement, dated as of April 6, 2009 (the “Amended Exchange Agreement”), by and between J.P. Morgan Securities Inc. (the “Noteholder”) and Albany International Corp. (the “Company” and together with the Noteholder, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Exchange Agreement.

WHEREAS, the Parties entered into the Exchange Agreement pursuant to which the Noteholder agreed to exchange a fixed amount of $93,984,000 in aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2026 (the “Convertible Notes”) for (i) an equivalent amount of the Company’s 2.25% Senior Notes due 2026 plus (ii) the Cash Payment (as defined in the Exchange Agreement) per Convertible Note;

WHEREAS, the Parties entered into an amendment pursuant to which the Parties agreed to make certain amendments to the terms and conditions of the Exchange Agreement to reflect that the Noteholder and the Company shall exchange an amount up to $93,984,000 in aggregate principal amount of the Convertible Notes owned by the Noteholder on the Closing Date and certain other changes; and

WHEREAS, the Parties have agreed to make certain amendments to the terms and conditions of the Amended Exchange Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Amendment. The Amended Exchange Agreement is hereby amended such that

	1.1.	each reference to “up to $93,984,000” shall read “up to $94,984,000”;

	1.2.	the following provision shall be added as Section 1.2(d):

“The Parties understand and agree that multiple closings may occur on successive business days following the initial closing. If such multiple closings occur, each such successive closing shall occur in the same manner and subject to the conditions to closing contained herein with respect to the Convertible Notes subject to the initial closing.”

	1.3.	Section 7.1(e) shall be replaced in its entirety with the following provision:

“by either Party on or after 5:00PM (New York City time) on April 21, 2009.”

2.	Miscellaneous.

2.1.	Effectiveness. The provisions of this Second Amendment shall become effective as of the date when this Second Amendment shall have been duly executed and delivered by each of the Parties.

2.2.	Effect of the Amendment. This Second Amendment supplements and amends the Amended Exchange Agreement and shall be a part, and subject to all the terms, thereof.

Except as expressly supplemented or amended hereby, the Amended Exchange Agreement shall continue in full force and effect.

2.3.	References to the Agreement. All references in the Exchange Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Exchange Agreement, and all references in each other document executed or delivered in connection therewith to “the Exchange Agreement,” “thereunder,” “thereof” or words of like import referring to the Exchange Agreement, shall be deemed a reference to the Amended Exchange Agreement as amended hereby.

2.4.	Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The Parties waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Second Amendment or any transaction related hereto to the fullest extent permitted by applicable law.

2.5.	Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

2.6.	Counterparts. The Parties may sign any number of copies of this Second Amendment. Each signed copy shall be an original, but all of them shall represent the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by electronic or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment.

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     IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment on the date first written above.

ALBANY INTERNATIONAL CORP.

By: /s/ Michael C. Nahl
Name: MICHAEL C. NAHL
Title: EXECUTIVE VP & CEO

J.P. MORGAN SECURITIES INC.

By: /s/ Jeff Zajkowski_________
Name: JEFF ZAJKOWSKI
Title: MANAGING DIRECTOR

Second Amendment to Exchange Agreement
Signature Page